UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2020 (February 5, 2020)

ARCONIC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412) 553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ARNC	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	ARNC PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2020, in connection with the previously announced separation (the “Separation”) of Arconic Inc. (the “Company”) into two independent, publicly-traded companies: the Company, which will be renamed Howmet Aerospace Inc. in connection with the Separation, and a new company, Arconic Rolled Products Corporation, which will be renamed Arconic Corporation in connection with the Separation (“Arconic Corporation”), Messrs. Christopher L. Ayers, Elmer L. Doty, and E. Stanley O’Neal were appointed to serve on the Board of Directors of Arconic Corporation, and accordingly, the Board of Directors (the “Board”) of the Company accepted their respective resignations from the Board, in each case effective as of the effective time of, and contingent upon, the Separation.

In addition, the Board, upon recommendation of its Governance and Nominating Committee, appointed Joseph S. Cantie, Robert F. Leduc, Jody G. Miller and Nicole W. Piasecki as directors of the Company, in each case effective as of the effective time of, and contingent upon, the Separation. Messrs. Cantie and Leduc and Mmes. Miller and Piasecki will be appointed to serve on one or more committees at a later date.

Messrs. Cantie and Leduc and Mmes. Miller and Piasecki will receive compensation for their service on the Board pursuant to the compensation program for the Company’s non-employee directors, as in effect from time to time during their service on the Board. The Company’s current non-employee director compensation program is described on pages 15-20 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2019. In addition, the Company will enter into indemnity agreements with each of Messrs. Cantie and Leduc and Mmes. Miller and Piasecki, in the form approved in principle by the Company’s stockholders and which the Company has entered into with each of its directors to supplement the indemnification coverage provided by the Company’s Certificate of Incorporation and Bylaws and the General Corporation Law of the State of Delaware (the “DGCL”). (See Form of Indemnification Agreement between the Company and individual directors or officers, incorporated by reference to exhibit 10.1 to the Company’s Current Report on Form 8-K (Commission file number 1-3610) dated January 25, 2018.)

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2020, the Board approved an amendment to the Company’s Certificate of Incorporation that will change the name of the Company from Arconic Inc. to “Howmet Aerospace Inc.” This amendment will be effective at the effective time of the Separation. Pursuant to the DGCL, the amendment does not require approval of the Company’s stockholders.

On February 5, 2020, the Board approved an amendment to the Company’s Bylaws, effective as of the completion of the Separation. The amendment will replace all references in the Bylaws to “Arconic Inc.” with the words “Howmet Aerospace Inc.”

The foregoing summary of the amendments to the Company’s Certificate of Incorporation and Bylaws is qualified in its entirety by reference to the full text of the amendments attached hereto as Exhibits 3.1 and 3.2 and incorporated herein by reference.

Item 8.01	Other Events.

On February 5, 2020, the Board approved the completion of the Separation by means of a pro rata distribution (the “Distribution”) by the Company of all of the outstanding common stock of Arconic Corporation. To consummate the Separation and the Distribution, the Board declared a pro rata distribution of Arconic Corporation common stock, which is expected to be effective at 12:01 a.m. Eastern Time on April 1, 2020, to Company stockholders of record as of the close of business on March 19, 2020 (the “Record Date”).

In the Distribution, each Company stockholder will receive one share of Arconic Corporation common stock for every four shares of the Company’s common stock held as of the close of business on the Record Date. Stockholders will receive cash in lieu of fractional shares of Arconic Corporation common stock.

The Separation and the Distribution are subject to the satisfaction or waiver of certain conditions, as more fully described in Arconic Corporation’s Registration Statement on Form 10 (File No. 001-39162), as amended. The press release announcing certain details of the Separation and the Distribution is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

3.1	Amendment to Arconic Inc. Certificate of Incorporation, effective as of the Separation.

3.2	Amendment to Arconic Inc. Bylaws, effective as of the Separation.

99.1	Press release of Arconic Inc., dated February 6, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the Separation. These statements reflect certain beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, which could cause actual results to differ materially from those indicated by these statements. Such risks and uncertainties include, but are not limited to: (a) uncertainties regarding the Separation, including whether it will be completed pursuant to the targeted timing, asset perimeters, and other anticipated terms, if at all; (b) the possibility that various closing conditions for the Separation may not be satisfied; (c) the outcome of contingencies, including legal proceedings; (d) the impact of the Separation on the businesses of the Company; (e) the risk that the businesses will not be separated successfully or the Separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on the Company’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns; and (f) the other risk factors summarized in the Company’s Form 10-K for the year ended December 31, 2018, and other reports filed with the SEC, and in the Form 10 registration statement filed by Arconic Corporation. The Company disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2020

Arconic Inc.

By:	/s/ Katherine H. Ramundo
	Name:	Katherine H. Ramundo
	Title:	Executive Vice President, Chief Legal Officer and Secretary